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                                                                    Exhibit 99.1

                           Sarbanes-Oxley Act of 2002

                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of SUPERVALU INC. (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the period ended June 15, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the period and as of the dates covered thereby.


Dated: August 14, 2002            /s/ Jeffrey Noddle
                                  ------------------------------------------
                                  Jeffrey Noddle
                                  Chief Executive Officer



Dated: August 14, 2002            /s/ Pamela K. Knous
                                  ------------------------------------------
                                  Pamela K. Knous
                                  Chief Financial Officer